EXECUTIVE SUPPLEMENTAL RETIREMENT
                                INCOME AGREEMENT
                         FOR _______________________

                                   UNITED NATIONAL BANK
                                 Bridgewater, New Jersey

                                    October 1, 1997


















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                         EXECUTIVE SUPPLEMENTAL RETIREMENT
                      INCOME AGREEMENT FOR ________________


         This Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 1st day of October, 1997, formalizes the understanding by and between UNITED NATIONAL BANK (the "Bank"), a national banking association having its principal place of business in New Jersey, and _______________ (hereinafter referred to as "Executive"). United National Bancorp (the "Holding Company") is a party to this Agreement for the sole purpose of guaranteeing the Bank's performance hereunder.

                                               W I T N E S S E T H :

         WHEREAS, the Executive is employed by the Bank; and

         WHEREAS, the Bank recognizes the valuable services heretofore performed by the Executive and wishes to encourage his continued employment; and

         WHEREAS, the Executive wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of employment and wishes to provide his beneficiary with benefits from and after death; and

         WHEREAS, the Bank and the Executive wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive after retirement or other termination of employment and/or death benefits to his beneficiary after death; and

         WHEREAS, the Bank has adopted this Executive Supplemental Retirement Income Agreement which controls all issues relating to benefits as described herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

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                                                     SECTION I
                                                    DEFINITIONS

         When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit Account" shall be represented by the bookkeeping entries required to record the Executive's (i) Phantom Contributions plus (ii) accrued interest, equal to the Interest Factor, earned to-date on such amounts. However, neither the existence of such bookkeeping entries nor the Accrued Benefit Account itself shall be deemed to create either a trust of any kind, or a fiduciary relationship between the Bank and the Executive or any Beneficiary.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3      "Administrator" means the Bank.

1.4      "Bank" means UNITED NATIONAL BANK and any successor thereto.

1.5 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

1.6      "Benefit  Age"  means  the later of:  (i) the  Executive's  sixty-fifth
         (65th) birthday or (ii) the actual date the Executive's full-time service with the Bank terminates. Notwithstanding the above, if the Executive is employed by the Bank on his Early Retirement Age and elects to retire on or after the attainment of his Early Retirement Age but before Normal Retirement Age, "Benefit Age" shall mean the later of: (i) the Executive's sixtieth (60th) birthday or (ii) the actual date of the Executive's retirement.


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1.7      "Benefit  Eligibility  Date" means the date on which the  Executive  is entitled to receive any benefit(s) pursuant to Section(s) III or V of this Agreement. It shall be the first day of the month following the month in which the Executive attains his Benefit Age.

1.8      "Board of Directors" means the board of directors of the Bank.

1.9 "Cause" shall mean willful misconduct, breach of fiduciary duty involving personal benefit to the Executive, conviction of a felony, wilful breach or willful neglect by the Executive of his duties as an Executive of the Holding Company or the Bank, or persistent negligence or misconduct in the performance of such duties. For purposes of this definition, no act or failure to act on the part of the Executive shall be considered "willful" unless done or omitted not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or the Bank. If the termination for Cause occurs after a Change in Control, the Executive shall not be deemed to have been terminated for Cause hereunder unless and until:
         (i) there shall have been delivered to the Executive a copy of a certification by a majority of the non-officer members of the Board of Directors of the Bank finding that, in the good faith opinion of such majority, the Executive was guilty of conduct which was deemed to be Cause for termination and specifying the particulars thereof in detail, and (ii) after reasonable notice to the Executive there shall have been an opportunity for the Executive, together with counsel to the Executive, to be heard before such non-officer members of the Board of Directors.

1.10 "Change in Control" of the Holding Company or the Bank shall mean the first to occur of any of the following events:
         (a) Any person or entity or group of affiliate persons or entities (other than the Holding Company) becomes a beneficial owner, directly or indirectly, of 25% or more Holding Company's and/or the Bank's voting securities or all or substantially all of the assets of Holding Company and/or the Bank.
         (b) Holding Company and/or the Bank enters into a definitive agreement which contemplates the merger, consolidation or combination of either Holding Company or the Bank with an unaffiliated entity in which either or both of the following is to occur: (i) the directors of Holding Company and/or Bank, as applicable, immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors

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                  of the surviving,  new or combined  entity;  or (ii) less than
                  75% of the outstanding voting securities of the surviving, new
                  or  combined  entity  will  be   beneficially   owned  by  the
                  stockholders of Holding Company immediately prior to such merger, consolidation or combination; provided, however, that if any definitive agreement to merge, consolidate or combine is terminated without consummation of the transaction, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (b).
         (c)      Holding  Company  and/or  the Bank  enters  into a  definitive
                  agreement   which   contemplates   the   transfer  of  all  or
                  substantially all of Holding Company's and/or the Bank's assets, other than to a wholly-owned subsidiary of Holding Company; provided, however, that if any definitive agreement to transfer assets is terminated without consummation of the transfer, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (c).
         (d) A majority of the members of the Board of Directors of either Holding Company or the Bank shall be persons who: (i) were not members of such Board on the date hereof ("current members"); and (ii) were not nominated by a vote of the Board which included the affirmative vote of a majority of the current members on the Board at the time of their nomination ("future designees") and (iii) were not nominated by a vote of the Board which included the affirmative vote of a majority of the current members and future designees, taken as a group, on the Board at the time of their nomination.

1.11 "Children" means all natural or adopted children of the Executive, and issue of any predeceased child or children.

1.12 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.13 "Contribution(s)" means those annual contributions which the Bank is required to make to the Retirement Income Trust Fund on behalf of the Executive in accordance with Subsection 2.1(a) and in the amounts set forth in Exhibit A of the Agreement.

1.14 (a) "Disability Benefit" means the benefit payable to the Executive following a determination, in accordance with Subsection 6.1(a), that he is no longer able, properly and satisfactorily, to perform his duties at the Bank.


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         (b) "Disability Benefit-Supplemental" (if applicable) means the benefit payable to the Executive's Beneficiary upon the Executive's death in accordance with Subsection 6.1(b).

1.15 "Early Retirement Age" means, if elected by the Executive, the Executive's sixtieth (60th) birthday or any later age mutually agreed upon by the parties, prior to the Executive's attainment of the Normal Retirement Age set forth in the Plan.

1.16     "Effective Date" of this Agreement shall be October 1, 1997.

1.17     "Estate" means the estate of the Executive.

1.18 "Holding Company" means United National Bancorp, the holding company for the Bank, and any successor thereto.

1.19     "Interest   Factor"   means   monthly   compounding,   discounting   or
         annuitizing, as applicable, at a rate set forth in Exhibit A.

1.20 "Normal Retirement Age" means the Executive's sixty-fifth (65th) birthday or any later age mutually agreed upon by the parties.

1.21 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in monthly installments commencing on the first day of the month following the occurrence of the event which triggers distribution and continuing for a period of one hundred eighty (180) months. Should the Executive make a Timely Election to receive a lump sum benefit payment, the Executive's Payout Period shall be deemed to be one (1) month.

1.22 "Phantom Contributions" means those annual Contributions which the Bank is no longer required to make on behalf of the Executive to the Retirement Income Trust Fund. Rather, once the Executive has exercised the withdrawal rights provided for in Subsection 2.2, the Bank shall be required to record the annual amounts set forth in Exhibit A of the Agreement in the Executive's Accrued Benefit Account, pursuant to Subsection 2.1.

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1.23     "Plan Year" shall mean the twelve (12) month period commencing  January
         1 and ending December 31.

1.24 "Retirement Income Trust Fund" means the trust fund account established by the Executive and into which annual Contributions will be made by the Bank on behalf of the Executive pursuant to Subsection 2.1. The contractual rights of the Bank and the Executive with respect to the Retirement Income Trust Fund shall be outlined in a separate writing to be known as the _________________ Grantor Trust agreement.

1.25 "Spouse" means the individual to whom the Executive is legally married at the time of the Executive's death, provided, however, that the term "Spouse" shall not refer to an individual to whom the Executive is legally married at the time of death if the Executive and such individual have entered into a formal separation agreement or initiated divorce proceedings.

1.26 "Supplemental Retirement Income Benefit" means an annual amount (before taking into account federal and state income taxes), payable in monthly installments throughout the Payout Period. Such benefit is projected pursuant to the Agreement for the purpose of determining the
         Contributions to be made to the Retirement Income Trust Fund (or Phantom Contributions to be recorded in the Accrued Benefit Account). The annual Contributions and Phantom Contributions have been actuarially determined, using the assumptions set forth in Exhibit A, in order to fund for the projected Supplemental Retirement Income Benefit. The Supplemental Retirement Income Benefit for which Contributions (or Phantom Contributions) are being made (or recorded) is set forth in Exhibit A.

1.27 "Timely Election" means the Executive has made an election to change the form of his benefit payment(s) by filing with the Administrator a Notice of Election to Change Form of Payment (Exhibit C of this Agreement). In the case of benefits payable from the Accrued Benefit Account, such election shall have been made prior to the event which triggers distribution and at least two (2) years prior to the Executive's Benefit Eligibility Date. In the case of benefits payable from the Retirement Income Trust Fund, such election may be made at any time.


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                                                    SECTION II
                                                  BENEFIT FUNDING

2.1 (a) Retirement Income Trust Fund and Accrued Benefit Account. The Executive shall establish the ________________ Grantor Trust into which the Bank shall be required to make annual Contributions on the Executive's behalf, pursuant to Exhibit A and this Section II of the Agreement. A trustee shall be selected by the Executive. The trustee shall maintain an account, separate and distinct from the Executive's personal contributions, which account shall constitute the Retirement Income Trust Fund. The trustee shall be charged with the responsibility of investing all contributed funds. Distributions from the Retirement Income Trust Fund of the ________________ Grantor Trust may be made by the trustee to the Executive, for purposes of payment of any income or employment taxes due and owing on Contributions by the Bank to the Retirement Income Trust Fund, if any, and on any taxable earnings associated with such Contributions which the Executive shall be required to pay from year to year, under applicable law, prior to actual receipt of any benefit payments from the Retirement Income Trust Fund. If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, the Bank's obligation to make Contributions to the Retirement Income Trust Fund shall cease and the Bank's obligation to record Phantom Contributions in the Accrued Benefit Account shall immediately commence pursuant to Exhibit A and this Section II of the Agreement. To the extent this Agreement is inconsistent with the ______ _________ Grantor Trust agreement, the ________________ Grantor Trust Agreement shall supersede this Agreement.

         The annual Contributions (or Phantom Contributions) required to be made by the Bank to the Retirement Income Trust Fund (or recorded by the Bank in the Accrued Benefit Account) have been actuarially determined and are set forth in Exhibit A which is attached hereto and incorporated herein by reference. Contributions shall be made by the Bank to the Retirement Income Trust Fund (i) within seventy-five (75) days of establishment of such trust, and (ii) within the first thirty
         (30) days of the beginning of each subsequent Plan Year, unless this Section expressly provides otherwise. Phantom Contributions, if any, shall be recorded in the Accrued Benefit Account within the first thirty (30) days of the beginning of each applicable Plan Year, unless this Section expressly provides otherwise. Phantom Contributions shall accrue interest at a rate equal to the Interest Factor, during the Payout Period, until the balance of the Accrued Benefit Account has been fully distributed. Interest on any Phantom Contribution shall not commence until such Payout Period commences.

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         The Administrator shall review the schedule of annual Contributions (or
         Phantom Contributions) provided for in Exhibit A (i) within thirty (30) days prior to the close of each Plan Year and (ii) if the Executive is employed by the Bank until attaining Normal Retirement Age, on or immediately before attainment of such Normal Retirement Age. Such
         review  shall   consist  of  an  evaluation  of  the  accuracy  of  all
         assumptions used to establish the schedule of Contributions (or Phantom Contributions). Provided that (i) the Executive has not exercised his withdrawal rights pursuant to Subsection 2.2 and (ii) the investments contained in the Retirement Income Trust Fund have been deemed reasonable by the Bank, the Administrator shall prospectively amend or supplement the schedule of Contributions provided for in Exhibit A should the Administrator determine during any such review that an increase in or supplement to the schedule of Contributions is necessary in order to adequately fund the Retirement Income Trust Fund so as to provide an annual benefit (or to provide the lump sum equivalent of such benefit, as applicable) equal to the Supplemental Retirement Income Benefit, on an after-tax basis, commencing at Benefit Age and payable for the duration of the Payout Period.

         (b) Withdrawal Rights Not Exercised.
         (1) Contributions Made Annually
         If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, the annual Contributions to the Retirement Income Trust Fund shall continue each year, unless this Subsection 2.1(b) specifically states otherwise, until the earlier of (i) the last Plan Year that Contributions are required pursuant to Exhibit A, or (ii) the Plan Year of the Executive's termination of employment.

         (2) Termination Following a Change in Control
         If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2 and a Change in Control occurs at the Bank, followed within thirty-six (36) months by either (i) the Executive's involuntary termination of employment, or (ii) Executive's voluntary termination of employment after: (A) a material change in the Executive's function, duties, or responsibilities, which change would cause the Executive's position to become one of lesser responsibility, importance, or scope from the position the Executive held at the time of the Change in Control, (B) a relocation of the Executive's principal place of employment by more than thirty (30) miles from its location prior to the Change in Control, or (C) a material reduction in the benefits and perquisites to the Executive from those being provided at the time of the Change in Control, the Contribution set forth on Schedule A shall continue to be required of the Bank. The Bank shall be required to make an immediate lump sum

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         Contribution  to the  Executive's  Retirement  Income  Trust Fund in an
         amount equal to: (i) the full Contribution required for the Plan Year in which such involuntary termination occurs, if not yet made, plus
         (ii) the present value (computed using a discount rate equal to the Interest Factor) of all remaining Contributions to the Retirement Income Trust Fund; provided, however, that, if necessary, an additional amount shall be contributed to the Retirement Income Trust Fund which
         is  sufficient  to  provide  the  Executive  with  after-tax   benefits
         (assuming a constant tax rate equal to the rate in effect as of the date of Executive's termination) beginning at his Benefit Age, equal in amount to that benefit which would have been payable to the Executive if no secular trust had been implemented and the benefit obligation had been accrued under APB Opinion No. 12, as amended by FAS 106.

         (3) Termination For Cause
         If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and is terminated for Cause pursuant to Subsection 5.2, no further Contribution(s) to the Retirement Income Trust Fund shall be required of the Bank, and if not yet made, no Contribution shall be required for the Plan Year in which such termination for Cause occurs.

         (4) Involuntary Termination of Employment.
         If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated for any reason, including a termination due to disability of the Executive but excluding termination for Cause, or termination following a Change in Control within thirty-six (36) months of such Change in Control, within thirty (30) days of such involuntary termination of employment, the Bank shall be required to make an immediate lump sum Contribution to the Executive's Retirement Income Trust Fund in an amount equal to: (i) the full Contribution required for the Plan Year in which such involuntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of all remaining Contributions to the Retirement Income Trust Fund; provided however, that, if necessary, an additional amount shall be contributed to the Retirement Income Trust Fund which is sufficient to provide the Executive with after tax benefits (assuming a constant tax rate equal to the rate in effect as of the date of the Executive's termination) beginning at his Benefit Age, equal in amount to that benefit which would have been payable to the Executive if no secular trust had been implemented and the benefit obligation had been accrued under APB Opinion No. 12, as amended by FAS 106.

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         (5) Death During Employment.
         If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, and dies while employed by the Bank, and if, following the Executive's death, the assets of the Retirement Income Trust Fund are insufficient to provide the Supplemental Retirement Income Benefit to which the Executive is entitled, the Bank shall be required to make a Contribution to the Retirement Income Trust Fund equal to the sum of the remaining Contributions set forth on Exhibit A, after taking into consideration any payments under any life insurance policies that may have been obtained on the Executive's life by the Retirement Income Trust Fund. Such final contribution shall be payable in a lump sum to the Retirement Income Trust Fund within thirty (30) days of the Executive's death.

         (6) Contributions on Early or Normal Retirement.
         If the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2, and terminates employment on or after attainment of his Early Retirement Age or Normal Retirement Age, within thirty (30) days of such termination of employment, the Bank shall be required to make an immediate additional lump sum Contribution to the Executive's Retirement Income Trust Fund, if necessary, in an amount sufficient to provide the Executive with after tax benefits (assuming a constant tax rate equal to the rate in effect as of the date of the Executive's termination) beginning at his Benefit Age, equal in amount to that benefit which would have been payable to the Executive if no secular trust had been implemented and the benefit obligation had been accrued under APB Opinion No. 12, as amended by FAS 106.

         (c) Withdrawal Rights Exercised.

         (1)  Phantom Contributions Made Annually.
         If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, no further Contributions to the Retirement Income Trust Fund shall be required of the Bank. Thereafter, Phantom Contributions shall be recorded annually in the Executive's Accrued Benefit Account within thirty (30) days of the beginning of each Plan Year, commencing with the first Plan Year following the Plan Year in which the Executive exercises his withdrawal rights. Such Phantom Contributions shall continue to be recorded annually, unless this Subsection 2.1(c) specifically states otherwise, until the earlier of (i) the last Plan Year that Phantom Contributions are required pursuant to Exhibit A, or
         (ii) the Plan Year of the Executive's termination of employment.

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         (2) Termination Following a Change in Control
         If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights. If a Change in Control occurs at the Bank, and within thirty-six (36) months of such Change in Control, the Executive's employment is either (i) involuntarily terminated, or (ii) voluntarily terminated by the Executive after: (A) a material change in the Executive's function, duties, or responsibilities, which change would cause the Executive's position to become one of lesser responsibility, importance, or scope from the position the Executive held at the time of the Change in Control, (B) a relocation of the Executive's principal place of employment by more than thirty (30) miles from its location prior to the Change in Control, or (C) a material reduction in the benefits and perquisites to the Executive from those being provided at the time of the Change in Control, the Phantom Contribution set forth below shall be required of the Bank. The Bank shall be required to record a lump sum Phantom Contribution in the Accrued Benefit Account within ten (10) days of the Executive's termination of employment. The amount of such final Phantom Contribution shall be actuarially determined based on the Phantom Contribution required, at such time, in order to provide a benefit via this Agreement equivalent to the Supplemental Retirement Income Benefit, on an after-tax basis, commencing on the Executive's Benefit Eligibility Date and continuing for the duration of the Payout Period. (Such actuarial determination shall reflect the fact that amounts shall be payable from both the Accrued Benefit Account as well as the Retirement Income Trust Fund and shall also reflect the amount and timing of any withdrawal(s) made by the Executive from the Retirement Income Trust Fund pursuant to Subsection 2.2.)

         (3) Termination For Cause
         If the Executive is terminated for Cause pursuant to Subsection 5.2, the entire balance of the Executive's Accrued Benefit Account at the time of such termination, which shall include any Phantom Contributions which have been recorded plus interest accrued on such Phantom Contributions, shall be forfeited.

         (4) Involuntary Termination of Employment.
         If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, and the Executive's employment with the Bank is involuntarily terminated for any reason including termination due to

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         disability of the Executive,  but excluding  termination  for Cause, or termination following a Change in Control, within thirty (30) days of such involuntary termination of employment, the Bank shall be required to record a final Phantom Contribution in an amount equal to: (i) the full Phantom Contribution required for the Plan Year in which such involuntary termination occurs, if not yet made, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of all remaining Phantom Contributions.

         (5) Death During Employment.
         If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, and dies while employed by the Bank, Phantom Contributions included on Exhibit A shall be required of the Bank. Such Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive exercises his withdrawal rights and shall continue through the Plan Year in which the Executive dies. The Bank shall also be required to record a final Phantom Contribution within thirty (30) days of the Executive's death. The amount of such final Phantom Contribution shall be actuarially determined based on the Phantom Contribution required at such time (if any), in order to provide a benefit via this Agreement equivalent to the Supplemental Retirement Income Benefit commencing within thirty (30) days of the date the Administrator receives notice of the Executive's death and continuing for the duration of the Payout Period. (Such actuarial determination shall reflect the fact that amounts shall be payable from the Accrued Benefit Account as well as the Retirement Income Trust Fund and shall also reflect the amount and timing of any withdrawal(s) made by the Executive pursuant to Subsection 2.2.)

2.2      Withdrawals From Retirement Income Trust Fund.
         Exercise of withdrawal rights by the Executive pursuant to the ______ _________ Grantor Trust agreement shall terminate the Bank's obligation to make any further Contributions to the Retirement Income Trust Fund, and the Bank's obligation to record Phantom Contributions pursuant to Subsection 2.1(c) shall commence. For purposes of this Subsection 2.2, "exercise of withdrawal rights" shall mean those withdrawal rights to which the Executive is entitled under Article III of the _________ _______Grantor Trust agreement and shall exclude any distributions made by the trustee of the Retirement Income Trust Fund to the Executive for purposes of payment of income taxes in accordance with Subsection 2.1 of this Agreement and the tax reimbursement formula contained in the trust document, or other trust expenses properly payable from the _______________ Grantor Trust pursuant to the provisions of the trust document.

2.3      Benefits Payable From Retirement Income Trust Fund
         Notwithstanding anything else to the contrary in this Agreement, in the event that the trustee of the Retirement Income Trust Fund purchases a life insurance policy with the Contributions to and, if applicable, earnings of the Trust, and such life insurance policy is intended to continue in force beyond the Payout Period for the disability or retirement benefits payable from the Retirement Income Trust Fund pursuant to this Agreement, then the trustee shall have discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund (it being understood that for purposes of this Section 2.3, "annuitizing" does not mean surrender of such policy and annuitizing of the cash value received upon such surrender) to provide the disability or retirement benefits payable under this Agreement, after taking into consideration the amounts reasonably believed to be required in order to maintain the cash value of such policy to continue such policy in effect until the death of the Executive and payment of death benefits thereunder.

                                                    SECTION III
                                                RETIREMENT BENEFIT

3.1      (a)  Normal form of payment.
         If (i) the Executive is employed with the Bank until reaching his Early Retirement Age or Normal Retirement Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 3.1(a) shall be controlling with respect to retirement benefits.

         The  Retirement  Income  Trust  Fund,  measured  as of the  Executive's
         Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive may at anytime during the Payout Period request to receive the unpaid balance of his Retirement Income Trust Fund in a lump sum payment. If such a lump sum payment is requested by the Executive, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive gives notice to both the Administrator and trustee in writing. Such lump sum payment shall be payable within thirty (30) days of such notice. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all monthly payments due and owing hereunder, (i) the trustee of the Retirement Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or
         (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety
         (90) days of the Executive's death. Such lump sum payment shall be payable within thirty (30) days of such notice.

         The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or
         (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and
         (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

         (b) Alternative payout option.
         If (i) the Executive is employed with the Bank until reaching his Early Retirement Age or Normal Retirement Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 3.1(b) shall be controlling with respect to retirement benefits.

         The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit
         Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                                    SECTION IV
                                           PRE-RETIREMENT DEATH BENEFIT

4.1      (a)  Normal form of payment.
         If (i) the Executive dies while employed by the Bank, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 4.1(a) shall be controlling with respect to pre-retirement death benefits.

         The balance of the Executive's Retirement Income Trust Fund, measured as of the later of (i) the Executive's death, or (ii) the date any final lump sum Contribution is made pursuant to Subsection

         2.1(b), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefits shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

         The Executive's Accrued Benefit Account (if applicable), measured as of the later of (i) the Executive's death or (ii) the date any final lump sum Phantom Contribution is recorded in the Accrued Benefit Account pursuant to Subsection 2.1(c), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable to the Executive's Beneficiary for the Payout Period. Such benefit payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death, or if later, within thirty
         (30) days after any final lump sum Phantom Contribution is recorded in the Accrued Benefit Account in accordance with Subsection 2.1(c). The Executive's Beneficiary may request to receive the remainder of any unpaid monthly benefit payments due from the Accrued Benefit Account in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the

         Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

         (b) Alternative payout option.
         If (i) the Executive dies while employed by the Bank, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 4.1(b) shall be controlling with respect to pre-retirement death benefits.

         The balance of the Executive's Retirement Income Trust Fund, measured as of the later of (i) the Executive's death, or (ii) the date any final lump sum Contribution is made pursuant to Subsection 2.1(b), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the later of (i) the Executive's death, or (ii) the date any final Phantom Contribution is recorded pursuant to Subsection 2.1(c), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                      SECTION V
                   BENEFIT(S) IN THE EVENT OF TERMINATION OF SERVICE
                               PRIOR TO NORMAL RETIREMENT AGE

5.1 Voluntary or Involuntary Termination of Service Other Than for Cause. In the event the Executive's service with the Bank is voluntarily or involuntarily terminated prior to Normal Retirement Age, for any reason including a Change in Control, but excluding (i) any disability related termination for which the Board of Directors has approved early payment of benefits pursuant to Subsection 6.1, (ii) the Executive's pre-retirement death, which shall be covered in Section IV, (iii) retirement elected by the Executive upon the attainment of his Early Retirement Age, which shall be covered in Section III, or (iv) termination for Cause, which shall be covered in Subsection 5.2, the Executive (or his Beneficiary) shall be entitled to receive benefits in accordance with this Subsection 5.1.

         Payments of benefits pursuant to this Subsection 5.1 shall be made in accordance with Subsection 5.1 (a) or 5.1 (b) below, as applicable.

         (a) Normal form of payment.
         (1) Executive Lives Until Benefit Age
         If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(1) shall be controlling with respect to retirement benefits.

         The  Retirement  Income  Trust  Fund,  measured  as of the  Executive's
         Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive may at anytime during the Payout Period request to receive the unpaid balance of his Retirement Income Trust Fund in a lump sum payment. If such a lump sum payment is requested by the Executive, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive gives notice to both the Administrator and trustee in writing. Such lump sum payment shall be payable within thirty (30) days of such notice. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all monthly payments due and owing hereunder, (i) the trustee of the Retirement Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of the monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or
         (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the

         Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

         The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or
         (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and
         (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

         (2) Executive Dies Prior to Benefit Age
         If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(2) shall be controlling with respect to retirement benefits.

         The Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust

         Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater- than-expected rate of return. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety
         (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

         The Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Accrued Benefit Account in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Accrued Benefit Account in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

         (b) Alternative Payout Option.
         (1) Executive Lives Until Benefit Age
         If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(1) shall be controlling with respect to retirement benefits.

         The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit
         Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         (2) Executive Dies Prior to Benefit Age
         If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(2) shall be controlling with respect to pre-retirement death benefits.

         The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

5.2      Termination For Cause.
         If the  Executive is  terminated  for Cause,  all  benefits  under this
         Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund (and earnings on such Contributions), shall be forfeited. Furthermore, no further Contributions (or Phantom Contributions, as applicable) shall be required of the Bank for the year in which such termination for Cause occurs (if not yet made). The Executive shall be entitled to receive a benefit in accordance with this Subsection 5.2.

         The balance of the Executive's Retirement Income Trust Fund shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies prior to his Benefit Eligibility Date, his Beneficiary shall be entitled to receive the balance of the Executive's Retirement Income Trust Fund in a lump sum within thirty
         (30) days of the date the Administrator receives notice of the Executive's death.

                                                    SECTION VI
                                                  OTHER BENEFITS

6.1      (a) Disability Benefit.
         If the Executive's service is terminated prior to Early Retirement Age or Normal Retirement Age due to a disability which meets the criteria set forth below, the Executive may request to receive the Disability Benefit in lieu of the retirement benefit(s) available pursuant to
         Section 5.1 (which is (are) not available prior to the Executive's Benefit Eligibility Date).

         In any instance in which: (i) it is determined by a duly licensed, independent physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an officer, because of ill health, accident, disability or general inability due to age, (ii) the Executive requests payment under this Subsection in lieu of Subsection 5.1, and (iii) Board of Director approval is obtained to allow payment under this Subsection, in lieu of Subsection 5.1, the Executive shall be entitled to the following lump sum benefit(s). The lump sum benefit(s) to which the Executive is entitled shall include: (i) the balance of the Retirement Income Trust Fund, plus (ii) the balance of the Accrued Benefit Account (if applicable). The benefit(s) shall be paid within thirty (30) days following the date of the Executive's request for such benefit is approved by the Board of Directors. In the event the Executive dies after becoming eligible for such payment(s) but before the actual payment(s) is (are) made, his Beneficiary shall be entitled to receive the benefit(s) provided for in this Subsection 6.1(a) within thirty
         (30) days of the date the Administrator receives notice of the Executive's death.

         (b) Disability Benefit - Supplemental.
         Furthermore,  if Board of Director  approval is obtained  within thirty
         (30) days of the Executive's death, the Bank shall make a direct, lump sum payment to the Executive's Beneficiary in an amount
         equal  to  the  sum  of  all   remaining   Contributions   (or  Phantom
         Contributions) set forth in Exhibit A, but not required pursuant to Subsection 2.1(b) (or 2.1(c)) due to the Executive's disability-related termination. Such lump sum payment, if approved by the Board of Directors, shall be payable to the Executive's Beneficiary within thirty (30) days of such Board of Director approval.

6.2      Additional Death Benefit - Burial Expense.
         Upon the Executive's death, the Executive's Beneficiary shall also be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000). This benefit shall be paid directly from the Bank to the Beneficiary and shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                                    SECTION VII
                                              BENEFICIARY DESIGNATION

         The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to (i) the Administrator, and (ii) the trustee of the Retirement Income Trust Fund, in substantially the form attached as Exhibit B to this Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                                   SECTION VIII
                                                  NON-COMPETITION

8.1      Non-Competition During Employment.
         In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, for as long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the

         Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the business of the Bank, unless the Executive has the prior express written consent of the Bank.

8.2      Breach of Non-Competition Clause.
         (a) Continued Employment Following Breach.
         In the event (i) any breach by the Executive of the agreements and covenants described in Subsection 8.1 occurs, and (ii) the Executive continues employment at the Bank following such breach, all further Contributions to the Retirement Income Trust Fund (or Phantom Contributions recorded in the Accrued Benefit Account) shall immediately cease, and all benefits under this Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund (and earnings on such Contributions), shall be forfeited. The Executive (or his Beneficiary) shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with Subpart (1) or (2) below, as applicable.

         (1) Executive Lives Until Benefit Age
         If, following such breach, the Executive lives until attaining his Benefit Age, he shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with this Subsection 8.2(a)(1). The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after attaining his Benefit Age but before actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 8.2(a)(1) within thirty (30) days of the date of the Administrator receives notice of the Executive's death.

         (2) Executive Dies Prior to Benefit Age
         If, following such breach, the Executive dies prior to attaining his Benefit Age, his Beneficiary shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with this Subsection 8.2 (a)(2). The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         (b) Termination of Employment Following Breach.

         In the event (i) any breach by the Executive of the agreements and covenants described in Subsection 8.1 occurs, and (ii) the Executive's employment with the Bank is terminated due to such breach, such termination shall be deemed to be for Cause and the benefits payable to the Executive shall be paid in accordance with Subsection 5.2 of this Agreement.

8.3      Non-Competition Following Employment.

         (a) Executive Agrees Not to Compete The Executive expressly agrees that, as consideration for the covenants of the Bank contained herein and as a condition to the performance by the Bank of its obligations hereunder, from and after any voluntary or involuntary termination of service, other than a termination of service related to a Change in Control, and continuing throughout the Payout Period or, with respect to Section 8.3 (c), for three years following termination of employment, he will not without the prior written consent of the Bank, engage in, become interested, directly or indirectly, as a sole proprietor, as a partner in a partnership, or as a substantial shareholder in a corporation, nor become associated with, in the capacity of an employee, director, officer, principal agent, trustee or in any other capacity whatsoever, any enterprise conducted in the trading area of business of the Bank (specifically, in New Jersey or New York) which enterprise is, or may be deemed to be, competitive with any business carried on by the Bank as of the date of the termination of the Executive's employment or his retirement.

         (b)  Benefits Paid From Accrued Benefit Account.
         Executive understands and agrees that, following Executive's voluntary or involuntary termination of employment, the Bank's obligation, if any, to make payments to the Executive from the Accrued Benefit Account shall be conditioned on the Executive's forbearance from actively engaging, either directly or indirectly in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the Bank, unless the Executive has the prior written consent of the Bank. In the event of the Executive's breach of the covenants and agreements contained herein, further payments to the Executive from the Accrued Benefit Account, if any, shall cease and Executive's rights to amounts credited to the Accrued Benefit Account shall be forfeited.

         (c) Benefits Paid From Retirement Income Trust Fund.

         Executive understands and agrees that Executive's violation of these provisions following a voluntary or involuntary termination of employment, other than a termination of employment following a Change in Control, will cause irreparable harm to the Bank. In the event of Executive's violation of this Section 8.3 within three (3) years of such voluntary or involuntary termination of employment, Executive agrees to pay or cause the Retirement Income Trust Fund to pay to the Bank, as liquidated damages an amount equal to 10% of the after-tax contributions, which the Bank has made on Executive's behalf to the Retirement Income Trust Fund. Said liquidated damages payment shall be separate from, and in addition to, any amounts forfeited from the Accrued Benefit Account.

         (d) Change in Control.
         In the event of a Change in Control, this Section 8.3 shall be null and void.

                                                    SECTION IX
                                            EXECUTIVE'S RIGHT TO ASSETS

         The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments or amounts so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, unless such asset is contained in the rabbi trust described in Section XII of this Agreement. Any such asset shall be and remain, a general, unpledged asset of the Bank in the event of the Bank's insolvency.

                                                     SECTION X
                                             RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement, other than those Contributions required to be made to the Retirement Income Trust Fund. The Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to replace such assets from time to time or to terminate its investment in such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                                    SECTION XI
                                                  ACT PROVISIONS

11.1 Named Fiduciary and Administrator. The Bank, as Administrator, shall be the Named Fiduciary of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

11.2 Claims Procedure and Arbitration. In the event that benefits under this Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within ninety (90) days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

         If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty
         (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

         If claimants continue to dispute the benefit denial based upon completed performance of this Plan and the Joinder Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to mediation, administered by the American Arbitration Association ("AAA") (or a mediator selected by the parties) in accordance with the AAA's Commercial Mediation Rules. If mediation is not successful in resolving the dispute, it shall be settled by arbitration administered by the AAA under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                                                    SECTION XII
                                                   MISCELLANEOUS

12.1 No Effect on Employment Rights. Nothing contained herein will confer upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement.

12.2 State Law. The Agreement is established under, and will be construed according to, the laws of the state of New Jersey, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

12.3 Severability. In the event that any of the provisions of this Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

12.4 Incapacity of Recipient. In the event the Executive is declared incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

12.5 Unclaimed Benefit. The Executive shall keep the Bank informed of his current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any benefits from the Accrued Benefit Account may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the reorganize into the mutual holding company structure or convert to the stock form of ownership in view of: the ongoing trend toward mutual-to-stock conversions and mutual holding company reorganizations; the likely changes in the regulation of thrift institutions and the possible elimination of the federal and state thrift charters by the current Congress; and the competitive changes in the financial services industry. They shall thereupon forfeit any rights to the balance, if any, of the Executive's Accrued Benefit Account provided for such Executive and/or Beneficiary under this Agreement.

12.6     Limitations  on  Liability.    Notwithstanding  any  of  the  preceding
         provisions of the Agreement, no individual acting as an employee or agent of the Bank, or as a member of the Board of

         Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

12.7 Gender. Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

12.8 Effect on Other Corporate Benefit Agreements. Nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

12.9 Suicide. Notwithstanding anything to the contrary in this Agreement, if the Executive's death results from suicide, whether sane or insane, within twenty-six (26) months after execution of this Agreement, all further Contributions to the Retirement Income Trust Fund (or Phantom Contributions recorded in the Accrued Benefit Account) shall thereupon cease, and no Contribution (or Phantom Contribution) shall be made by the Bank to the Retirement Income Trust Fund (or recorded in the Accrued Benefit Account) in the year such death resulting from suicide occurs (if not yet made). All benefits other than those available from previous Contributions to the Retirement Income Trust Fund under this Agreement shall be forfeited, and this Agreement shall become null and void. The balance of the Retirement Income Trust Fund, measured as of the Executive's date of death, shall be paid to the Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

12.10 Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

12.11 Headings. Headings and sub-headings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

12.12 Establishment of a Rabbi Trust. The Bank shall establish a rabbi trust into which the Bank shall contribute assets which shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" (as defined in such rabbi trust agreement), until the contributed assets are paid to the Executive and/or his Beneficiary in such manner and at such times as specified in this Agreement. It is the intention of the Bank that the contribution or contributions to the rabbi trust shall provide the Bank with a source of funds to assist it in meeting the liabilities of this Agreement.

12.13 Source of Payments. All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank or the assets of the rabbi trust, to the extent made from the Accrued Benefit Account. The Holding Company, however guarantees payment and provision of all amounts and benefits due to the Executive from the Accrued Benefit Account or Contribution to the Retirement Income Trust Fund and, if such Contributions, amounts and benefits due from the Bank are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Holding Company.

                                                   SECTION XIII
                                            AMENDMENT/PLAN TERMINATION

13.1 Amendment or Plan Termination. The Bank intends this Agreement to be permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. However, any termination of the Agreement which is done in anticipation of or pursuant to a "Change in Control", as defined in
         Section  I,  shall  be  deemed  to  trigger  Subsection  2.1(b)(2)  (or
         2.1(c)(2), as applicable) of the Agreement notwithstanding the Executive's continued employment, and benefit(s) shall be paid from the Retirement Income Trust Fund (and Accrued Benefit Account, if
         applicable) in accordance with Subsection 13.2 below and with Subsections 2.1(b)(2) (or 2.1(c)(2), as applicable). Any amendment or termination of the Agreement by the Bank shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement by the Bank shall directly or indirectly deprive the Executive of all or any portion of the Executive's Retirement

         Income Trust Fund (and Accrued Benefit Account, if applicable) as of the effective date of the resolution amending or terminating the Agreement.

         Notwithstanding the above, if the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, and if at any time after the final Contribution is made to the Retirement Income Trust Fund the Executive elects to terminate the Retirement Income Trust Fund and receive a distribution of the assets of the Retirement Income Trust Fund, then upon such distribution this Agreement shall terminate.

13.2 Executive's Right to Payment Following Plan Termination. In the event of a termination of the Agreement, the Executive shall be entitled to the balance, if any, of his Retirement Income Trust Fund (and Accrued Benefit Account, if applicable). However, if such termination is done in anticipation of or pursuant to a "Change in Control," such balance(s) shall include the final Contribution (or final Phantom Contribution) made (or recorded) pursuant to Subsection 2.1(b)(2) (or 2.1(c)(2)). Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall not be dependent upon his continuation of employment with the Bank following the termination date of the Agreement. Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall be made in a lump sum within thirty (30) days of the date of termination of the Agreement.

                                                    SECTION XIV
                                                     EXECUTION

14.1 This Agreement and the ________________ Grantor Trust Agreement set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement and the ______ ___________ Grantor Trust Agreement.

14.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Bank, the Holding Company and the Executive have caused this Agreement to be executed on the day and date first above written.

ATTEST:                                                   UNITED NATIONAL BANK:




                                       By:


Secretary                                                         (Title)


ATTEST:                                           UNITED NATIONAL BANCORP:


__________________________             By:      ________________________________
Secretary
                                                --------------------------------
                                                             (Title)






WITNESS:                                                      EXECUTIVE:

                            CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS


1.       Interest Factor - for purposes of:

         a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

         b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the ________________ Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to _____________________________________________
         ($___,___) at age 65 if paid entirely from the Accrued Benefit Account or ____________________________________________________________________
         ($___,___) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

         o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to (a) seventy percent (70%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                                     Exhibit A

         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                             Amount

                  1997                                              $
                  1998
                  1999
                  2000
                  2001
                  2002
                  2003
                  2004
                  2005
                  2006
                  2007
                  2008
                  2009




















                                                Exhibit A - Cont'd.

                                         EXECUTIVE SUPPLEMENTAL RETIREMENT
                                                  INCOME AGREEMENT
                                              BENEFICIARY DESIGNATION

         The Executive, under the terms of the Executive Supplemental Retirement Income Agreement executed by the Bank, dated the 1st day of October, 1997, hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Agreement, following his death:


PRIMARY BENEFICIARY:

SECONDARY BENEFICIARY:


         This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

         Such Beneficiary Designation is revocable.


DATE: ______________________, 19____


-----------------------------------               ------------------------------
(WITNESS)                                                     EXECUTIVE

-----------------------------------
(WITNESS)
                                                     Exhibit B

EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
NOTICE OF ELECTION TO CHANGE FORM OF PAYMENT

TO:      Bank
         Attention:

         I hereby give notice of my election to change the form of payment of my Supplemental Retirement Income Benefit, as specified below. I understand that such notice, in order to be effective, must be submitted in accordance with the time requirements described in my Executive Supplemental Retirement Income Agreement.

         o I hereby elect to change the form of payment of my benefits from monthly installments throughout my Payout Period to a lump sum benefit payment.

         o I hereby elect to change the form of payment of my benefits from a lump sum benefit payment to monthly installments throughout my Payout Period. Such election hereby revokes my previous notice of election to receive a lump sum form of benefit payments.


                                                     Executive


                                                     Date

                                                     Acknowledged
                                                     By:

                                                     Title:


                                                     Date


                                                     Exhibit C

                     CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                              FOR THOMAS C. GREGOR

1.       Interest Factor - for purposes of:

         a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

         b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the
                  Payout Period, the trustee of the Thomas C. Gregor Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the
                  Retirement   Income   Trust Fund  and  the   expected   return
                  associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Two Hundred Nine Thousand Eleven Dollars ($209,911) at age 65 if paid entirely from the Accrued Benefit Account or One Hundred Thirty-Four Thousand Three Hundred Forty-Three Dollars ($134,343) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) seventy percent (70%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A

         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                            Amount

                  1997                                             $     54,796
                  1998                                                   63,892
                  1999                                                   74,121
                  2000                                                   85,607
                  2001                                                   98,490
                  2002                                                  112,921
                  2003                                                  129,069
                  2004                                                  147,120
                  2005                                                  167,278
                  2006                                                  189,769
                  2007                                                  214,841
                  2008                                                  242,768
                  2009                                                  261,963

                            CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                              FOR WARREN R. GERLEIT

1.       Interest Factor - for purposes of:

         a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

          b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Warren R. Gerleit Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Seventy-Six Thousand One-hundred Forty-Five Dollars ($76,145) at age 65 if paid entirely from the Accrued Benefit Account or Forty-Eight Thousand Seven Hundred Thirty-Three Dollars ($48,733) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) sixty percent (60%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A
         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                             Amount

                  1997                                             $     11,867
                  1998                                                   16,684
                  1999                                                   19,371
                  2000                                                   22,390
                  2001                                                   25,777
                  2002                                                   29,571
                  2003                                                   33,818
                  2004                                                   38,567
                  2005                                                   43,870
                  2006                                                   49,788
                  2007                                                   56,386
                  2008                                                   63,737
                  2009                                                   71,919
                  2010                                                   81,020
                  2011                                                   91,137
                  2012                                                   56,060

                            CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                              FOR DONALD W. MALWITZ

1.       Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

          b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Donald W. Malwitz Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Thirty-Two Thousand Seventeen Dollars ($32,017) at age 65 if paid entirely from the Accrued Benefit Account or Twenty Thousand Four Hundred Ninety-One Dollars ($20,491) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) sixty percent (60%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A

         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                            Amount

                  1997                                             $     11,435
                  1998                                                   13,333
                  1999                                                   15,467
                  2000                                                   17,864
                  2001                                                   20,553
                  2002                                                   23,564
                  2003                                                   26,934
                  2004                                                   30,701
                  2005                                                   34,907
                  2006                                                   39,601
                  2007                                                   44,833
                  2008                                                   21,972

                             CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                             FOR RALPH L. STRAW, JR

1.       Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

          b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Ralph L. Straw, Jr. Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Sixty-Three Thousand Ninety-Four Dollars ($63,094) at age 65 if paid entirely from the Accrued Benefit Account or Forty Thousand Three Hundred Eighty Dollars ($40,380) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) sixty percent (60%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A

         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                            Amount

                  1997                                             $     28,087
                  1998                                                   32,749
                  1999                                                   37,992
                  2000                                                   43,880
                  2001                                                   50,483
                  2002                                                   57,880
                  2003                                                   66,157
                  2004                                                   75,409
                  2005                                                   85,742
                  2006                                                   82,773

                            CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                               FOR JOHN J. CANNON

1.       Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

          b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the John J. Cannon Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Fifty Thousand Two Hundred Twenty Dollars ($50,220) at age 65 if paid entirely from the Accrued Benefit Account or Thirty-Two Thousand One Hundred Forty-One Dollars ($32,141) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) sixty percent (60%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A


         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                            Amount

                  1997                                             $     14,383
                  1998                                                   16,771
                  1999                                                   19,456
                  2000                                                   22,471
                  2001                                                   25,853
                  2002                                                   29,641
                  2003                                                   33,879
                  2004                                                   38,618
                  2005                                                   43,909
                  2006                                                   49,813
                  2007                                                   56,394
                  2008                                                   63,724
                  2009                                                   46,128

                            CONDITIONS, ASSUMPTIONS,
                                       AND
               SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS
                               FOR JOANNE F. HERB

1.       Interest Factor - for purposes of:

          a. the Accrued Benefit Account - shall be eight percent (8%) per annum, compounded monthly.

          b. the Retirement Income Trust Fund - for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Joanne F. Herb Grantor Trust shall exercise discretion in selecting the appropriate rate given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments. For these purposes, if the trustee of the Retirement Income Trust Fund has purchased a life insurance policy, the trustee shall have the discretion to determine the portion of the cash value of such policy available for purposes of annuitizing the Retirement Income Trust Fund, in accordance with Section 2.3 of the Agreement.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank through the earlier of the Executive's death or Normal Retirement Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to eight percent (8%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an actuarially determined annual amount equal to Thirty-Seven Thousand One Hundred Nineteen Dollars ($37,119) at age 65 if paid entirely from the Accrued Benefit
         Account or Twenty-Three Thousand Seven Hundred Fifty-Six Dollars ($23,756) at age 65 if paid from the Retirement Income Trust Fund.

         The Supplemental Retirement Income Benefit:

          o the definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and is intended to be an amount equal to
               (a) sixty percent (60%) of the highest average salary received by the Executive during any three (3) consecutive calendar years less (b) the actual annual amount available to the Executive, on or after his Benefit Age, from Bank funding of the Bank's tax-qualified retirement plans. The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                    Exhibit A

         4.       Schedule of Annual Gross Contributions/Phantom Contributions

                  Plan Year                                            Amount

                  1997                                             $      4,482
                  1998                                                    5,227
                  1999                                                    6,063
                  2000                                                    7,003
                  2001                                                    8,057
                  2002                                                    9,237
                  2003                                                   10,558
                  2004                                                   12,035
                  2005                                                   13,684
                  2006                                                   15,524
                  2007                                                   17,574
                  2008                                                   19,859
                  2009                                                   22,402
                  2010                                                   25,229
                  2011                                                   28,372
                  2012                                                   31,863
                  2013                                                   35,738
                  2014                                                   40,037
                  2015                                                   29,927